Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	January 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	December 1, 2002	Previous Distribution Date:	December 16, 2002
Collection Period End Date:	December 31, 2002	Previous Collection Period End Date:	November 30, 2002

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		12/16/02	1/15/03	12/16/02	1/15/03	12/16/02	1/15/03

i.	Class A-1 Notes	—	—	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	107,837,281	92,557,322	34.23%	29.38%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	January 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	December 1, 2002	Previous Distribution Date:	December 16, 2002
Collection Period End Date:	December 31, 2002	Previous Collection Period End Date:	November 30, 2002

E. Portfolio Characteristics		Initial Balance	Balance as of		Percent of Original as of
		9/30/00	11/30/02	12/31/02	11/30/02	12/31/02

i.	Principal Balance	$950,415,639	$255,420,324	$239,627,085	26.87%	25.21%
ii.	Number of Contracts	73,293	32,444	31,270	44.27%	42.66%
iii.	Weighted Average Coupon (WAC)	9.44%	9.51%	9.51%
iv.	Weighted Average Original Term	61.40	62.90	62.96
v.	Weighted Average Remaining Term	49.40	29.72	29.00
vi.	Weighted Average Seasoning	12.00	33.18	33.96

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		11/30/02	12/31/02	11/30/02	12/31/02	11/30/02	12/31/02	11/30/02	12/31/02

i.	30-59 Days Delinquent	628	696	1.94%	2.23%	$5,178,923	$5,542,991	2.03%	2.31%
ii.	60-89 Days Delinquent	167	228	0.51%	0.73%	1,268,794	1,755,687	0.50%	0.73%
iii.	90-119 Days Delinquent	41	53	0.13%	0.17%	318,699	377,474	0.12%	0.16%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	18	15	0.06%	0.05%	209,565	160,360	0.08%	0.07%
vi.	Repo In Inventory (Not Charged-Off)	22	16	0.07%	0.05%	234,752	142,591	0.09%	0.06%
vii.	Gross Charge-Offs in Period	58	50	0.18%	0.16%	379,766	393,942	0.15%	0.16%

G. Portfolio Charge-Offs		$		% of Original Balance
		11/30/02	12/31/02	11/30/02	12/31/02

i.	Gross Charge-Offs In Period	$379,766	$393,942	0.040%	0.041%
ii.	Cumulative Gross Charge-Offs	11,803,600	12,197,542	1.242%	1.283%
iii.	Net Losses In Period	209,323	209,653	0.022%	0.022%
iv.	Cumulative Net Losses	7,841,347	8,051,000	0.825%	0.847%

H. Pool Collections

i.	Borrower Interest Collections	$1,746,256.82
ii.	Borrower Principal Collections	14,774,996.00
iii.	Net Liquidation Proceeds	163,805.72
iv.	Recoveries	184,288.37
v.	Repurchase Amounts (Interest)	3,979.02
vi.	Repurchase Amounts (Principal)	460,495.35
vii.	Total Interest Collections	1,750,235.84
viii.	Total Principal Collections	15,583,585.44

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$255,420,324.03
ii.	Pool Balance Reductions from Principal Collections	15,399,297.07
iii.	Gross Charge-Offs In Period	393,941.80
iv.	Ending Pool Balance	239,627,085.16

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	January 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	December 1, 2002	Previous Distribution Date:	December 16, 2002
Collection Period End Date:	December 31, 2002	Previous Collection Period End Date:	November 30, 2002

J. Total Available

i.	Total Pool Collections		$17,333,821.28
ii.	Reinvestment Income from Reserve Account		1,234.10
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$17,335,055.38

K. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$212,850.27
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	$212,850.27	$212,850.27	$17,335,055.38	$7,128,117.29	$0.00	$212,850.27
ii.	Class A Notes Interest Distribution		1,183,234.22	17,122,205.11	7,128,117.29	0.00	1,183,234.22
	Class A Notes Balance	211,477,280.79
	Pool Balance	239,627,085.16

iii.	First Priority Principal Distribution	0.00	0.00	15,938,970.89	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	15,938,970.89	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	239,987,280.79
	Pool Balance	239,627,085.16

v.	Second Priority Principal Distribution	360,195.63	360,195.63	15,770,761.89	7,128,117.29	0.00	360,195.63
vi.	Class C Notes Interest Distribution		88,412.00	15,410,566.26	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	15,322,154.26			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	254,247,280.79
	Specified Credit Enhancement Amount	7,787,880.27
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	659,762.98
	Target Securities Balance	238,967,322.18

viii.	Regular Principal Distribution	14,919,762.98	14,919,762.98	15,322,154.26			14,919,762.98
ix.	Release to Seller		402,391.28	402,391.28	7,128,117.29		402,391.28

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	January 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	December 1, 2002	Previous Distribution Date:	December 16, 2002
Collection Period End Date:	December 31, 2002	Previous Collection Period End Date:	November 30, 2002

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

Total Class A Notes			$1,183,234.22	$—	$—	$1,183,234.22	$1,183,234.22	$—
Class A-1 Notes	6.745%	30	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	599,395.55	—	—	599,395.55	599,395.55	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	360,195.63
Regular Principal Distribution	14,919,762.98

Total Principal Distribution	15,279,958.61
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	15,279,958.61
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—